Financial Instruments	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Financial Instruments
5.	Financial Instruments

5.1.     Capital Risk Management

The Company manages its capital to ensure that it will be able to continue as a going concern while maximizing the return to stakeholders through the optimization of the debt and equity balance.

The capital structure of the Company consists of debt (Note 18) and equity attributable to common shareholders, comprising of issued capital (Note 19), accumulated reserves (Note 20) and retained earnings.

The Company is not subject to any externally imposed capital requirements with the exception of complying with the minimum tangible net worth covenant under the credit agreement governing bank debt (Note 18).

The Company is in compliance with the debt covenants at December 31, 2017, as described in Note 18.1.

5.2.	Categories of Financial Assets and Liabilities

Other receivables are non-interest bearing and are stated at amortized cost, which approximate fair values due to the short terms to maturity. Where necessary, other receivables are reported net of allowances for uncollectable amounts. All other financial assets are reported at fair value. Fair value adjustments on financial assets are reflected as a component of net earnings with the exception of fair value adjustments associated with the Company’s long-term investments in common shares held. As these long-term investments are held for strategic purposes and not for trading, the Company has made a one time, irrevocable election to reflect the fair value adjustments associated with these investments as a component of OCI. Financial liabilities are reported at amortized cost using the effective interest method. The following table summarizes the classification of the Company’s financial assets and liabilities:

(in thousands)	Note	December 31 2017	December 31 2016

Financial assets

Fair value through net earnings as required by IFRS 9

Cash and cash equivalents		$98,521	$124,295

Trade receivables from provisional concentrate sales, net of fair value adjustment	6	1,398	503

Long-term investments - warrants held	17	124	-

Convertible note receivable	16	15,777	-

Fair value through other comprehensive income

Long-term investments - common shares held	17	95,608	64,621

Amortized cost

Other accounts receivable	10	1,796	1,813

Total financial assets		$213,224	$191,232

Financial liabilities

Fair value through net earnings

Accrued liabilities from provisional concentrate sales related to fair value adjustment, net of trade receivable	6	$-	$1,170

Amortized cost

Accounts payable and accrued liabilities		12,118	16,892

Bank debt	18	770,000	1,193,000

Total financial liabilities		$782,118	$1,211,062

5.3.	Credit Risk

Credit risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Company by failing to discharge its obligations. To mitigate exposure to credit risk on financial assets, the Company has established policies to limit the concentration of credit risk, to ensure counterparties demonstrate minimum acceptable credit worthiness and to ensure liquidity of available funds.

The Company closely monitors its financial assets and does not have any significant concentration of credit risk. The Company invests surplus cash in short-term, high credit quality, money market instruments. In addition, counterparties used to sell silver and gold are all large, international organizations with strong credit ratings and the balance of trade receivables owed to the Company in the ordinary course of business is not significant. Therefore, credit risk associated with trade receivables at December 31, 2017 is considered to be negligible.

The Company’s maximum exposure to credit risk related to its financial assets is as follows:

(in thousands)	Note	December 31 2017	December 31 2016
Cash and cash equivalents		$98,521	$124,295

Trade receivables from provisional concentrate sales, net of fair value adjustment	10	1,398	503

Other accounts receivables	10	1,796	1,813

Convertible note receivable	16	15,777	-

Maximum exposure to credit risk related to financial assets		$117,492	$126,611

5.4.	Liquidity Risk

The Company has in place a rigorous planning and budgeting process to help determine the funds required to support the Company’s normal operating requirements on an ongoing basis and its expansionary plans. The Company ensures that there are sufficient committed loan facilities to meet its short-term business requirements, taking into account its anticipated cash flows from operations and its holdings of cash and cash equivalents. As at December 31, 2017, the Company had cash and cash equivalents of $99 million (December 31, 2016 - $124 million) and working capital of $91 million (December 31, 2016 - $109 million).

The Company holds common shares of several publicly traded mineral exploration, development and mining companies (Note 17) with a combined market value at December 31, 2017 of $96 million (December 31, 2016 - $65 million). The daily exchange traded volume of these shares, including the shares underlying the warrants, is not sufficient for the Company to liquidate its position in a short period of time without potentially affecting the market value of the shares. These shares and warrants are held for strategic purposes and are considered long-term investments and therefore, as part of the Company’s planning, budgeting and liquidity analysis process, these investments are not relied upon to provide operational liquidity.

The following table summarizes the timing associated with the Company’s remaining contractual payments relating to its financial liabilities. The table reflects the undiscounted cash flows of financial liabilities based on the earliest date on which the Company can be required to pay (assuming that the Company is in compliance with all of its obligations). The table includes both interest and principal cash flows. To the extent that applicable interest rates are floating in nature, the interest charges are estimated based on market-based forward interest rate curves at the end of the reporting period.

As at December 31, 2017
(in thousands)	2018	2019	2020	2021	2022	Total
Non-derivative financial liabilities

Bank debt ¹	$-	$-	$-	$-	$770,000	$770,000

Interest on bank debt ²	24,845	26,233	27,101	28,721	4,564	111,464

Accounts payable and accrued liabilities	12,118	-	-	-	-	12,118

Performance share units	-	144	1,286	-	-	1,430

Primero financial guarantee [3]	30,200	-	-	-	-	30,200

Total	$67,163	$26,377	$28,387	$28,721	$774,564	$925,212

1)	On February 27, 2018, the term of the revolving credit facility was extended by an additional year, with the facility now maturing on February 27, 2023.
2)	As the applicable interest rates are floating in nature, the interest charges are estimated based on market-based forward interest rate curves at the end of the reporting period.
3)	The financial guarantee expires on the earlier of April 30, 2018, and the completion or termination of the acquisition by First Majestic Silver Corp. of Primero Mining Corp. See Notes 27 and 29 for more information.

5.5.	Currency Risk

The Company undertakes certain transactions denominated in Canadian dollars, including certain operating expenses and the acquisition of strategic long-term investments. As a result, the Company is exposed to fluctuations in the value of the Canadian dollar relative to the United States dollar. The carrying amounts of the Company’s Canadian dollar denominated monetary assets and monetary liabilities at the end of the reporting period are as follows:

(in thousands)	December 31 2017	December 31 2016

Monetary assets

Cash and cash equivalents	$453	$1,258

Accounts receivable	71	170

Long-term investments - common shares held	90,003	57,223

Long-term investments - warrants held	124	-

Convertible note receivable	15,777	-

Other long-term assets	717	670

Total Canadian dollar denominated monetary assets	$107,145	$59,321

Monetary liabilities

Accounts payable and accrued liabilities	$5,542	$6,181

Performance share units	1,165	1,043

Total Canadian dollar denominated monetary liabilities	$6,707	$7,224

The following tables detail the Company’s sensitivity to a 10% increase or decrease in the Canadian dollar relative to the United States dollar, representing the sensitivity used when reporting foreign currency risk internally to key management personnel and represents management’s assessment of the reasonably possible change in exchange rates.

	As at December 31, 2017
	Change in Canadian Dollar
(in thousands)	10% Increase	10% Decrease

Increase (decrease) in net earnings	$1,043	$(1,043)

Increase (decrease) in other comprehensive income	9,000	(9,000)

Increase (decrease) in total comprehensive income	$10,043	$(10,043)

	As at December 31, 2016
	Change in Canadian Dollar

(in thousands)	10% Increase	10% Decrease

Increase (decrease) in net earnings	$(513)	$513

Increase (decrease) in other comprehensive income	5,722	(5,722)

Increase (decrease) in total comprehensive income	$5,209	$(5,209)

5.6.	Interest Rate Risk

The Company is exposed to interest rate risk on its outstanding borrowings and short-term investments. Presently, all of the Company’s outstanding borrowings are at floating interest rates. The Company monitors its exposure to interest rates and has not entered into any derivative contracts to manage this risk. During the year ended December 31, 2017, the weighted average effective interest rate paid by the Company on its outstanding borrowings was 2.57% (2016 – 2.11%).

During the years ended December 31, 2017 and December 31, 2016, a fluctuation in interest rates of 100 basis points (1 percent) would have impacted the amount of interest expensed by approximately $10 million and $11 million, respectively.

5.7.	Other Price Risk

The Company is exposed to equity price risk as a result of holding long-term investments in other exploration and mining companies. The Company does not actively trade these investments.

If equity prices had been 10% higher or lower at the respective balance sheet date, other comprehensive income for the years ended December 31, 2017 and December 31, 2016 would have increased/decreased by approximately $10 million and $6 million, respectively, as a result of changes in the fair value of common shares held.

5.8.	Fair Value Estimation

The Company classifies its fair value measurements within a fair value hierarchy, which reflects the significance of the inputs used in making the measurements as defined in IFRS 13 – Fair Value Measurements (“IFRS 13”).

Level 1 - Unadjusted quoted prices at the measurement date for identical assets or liabilities in active markets.

Level 2 - Observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3 - Unobservable inputs which are supported by little or no market activity.

The following table sets forth the Company’s financial assets and liabilities measured at fair value by level within the fair value hierarchy. As required by IFRS 13, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

	December 31, 2017

(in thousands)	Total	Level 1	Level 2	Level 3

Cash and cash equivalents	$98,521	$98,521	$-	$-

Trade receivables from provisional concentrate sales, net of fair value adjustment	1,398	-	1,398	-

Long-term investments - common shares held	95,608	95,608	-	-

Long-term investments - warrants held	124	-	124	-

Convertible note receivable	15,777	-	-	15,777

	$211,428	$194,129	$1,522	$15,777

	December 31, 2016

(in thousands)	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$124,295	$124,295	$-	$-

Trade receivables from provisional concentrate sales, net of fair value adjustment	503	-	503	-

Accrued liabilities from provisional concentrate sales related to fair value adjustment, net of trade receivable	(1,170)	-	(1,170)	-

Long-term investments - common shares held	64,621	64,621	-	-

	$188,249	$188,916	$(667)	$-

Other accounts receivables and accounts payables and accrued liabilities are non-interest bearing and are stated at carrying values, which approximate fair values due to the short terms to maturity. Where necessary, other receivables are reported net of allowances for uncollectable amounts.

The Company’s bank debt (Note 18.1) is reported at amortized cost using the effective interest method. The carrying value of the bank debt approximates its fair value.

5.8.1.	Valuation Techniques for Level 1 Assets

Cash and Cash Equivalents

The Company’s cash and cash equivalents are valued using quoted market prices in active markets and, as such, are classified within Level 1 of the fair value hierarchy.

Long-Term Investments in Common Shares Held

The Company’s long-term investments in common shares held are valued using quoted market prices in active markets and, as such, are classified within Level 1 of the fair value hierarchy. The fair value of the long-term investments in common shares held is calculated as the quoted market price of the common share multiplied by the quantity of shares held by the Company.

5.8.2.	Valuation Techniques for Level 2 Assets

Accounts Receivable Arising from Sales of Metal Concentrates

The Company’s trade receivables and accrued liabilities from provisional concentrate sales are valued based on forward prices of silver and gold to the expected date of final settlement (Note 6). As such, these receivables and/or liabilities are classified within Level 2 of the fair value hierarchy.

Long-Term Investments in Warrants Held

The fair value of the Company’s long-term investments in warrants held that are not traded in an active market are determined using a Black-Scholes model based on assumptions including risk free interest rate, expected dividend yield, expected volatility and expected warrant life which are supported by observable current market conditions and as such are classified within Level 2 of the fair value hierarchy. The use of reasonably possible alternative assumptions would not significantly affect the Company’s results.

5.8.3.	Valuation Techniques for Level 3 Assets

Convertible Note Receivable

The fair value of the Kutcho Convertible Note receivable (Note 16), which is not traded in an active market, is determined by discounting the stream of future interest and principal payments at the rate of interest prevailing at the balance sheet date for instruments of similar term and risk (the market interest rate), and adding this value to the value of the convertibility feature which is estimated using a Black-Scholes model based on assumptions including risk free interest rate, expected dividend yield, expected volatility and expected remaining life of the Kutcho Convertible Note receivable.

As the expected volatility and market interest rate are not observable inputs, the Kutcho Convertible Note receivable is classified within Level 3 of the fair value hierarchy and any changes in fair value are reflected on the Consolidated Statement of Earnings under the classification Other Income (Note 8).

Management estimates that the market interest rate on similar borrowings without the conversion feature was approximately 15% and has used an implied volatility of 30% in valuing the convertibility feature. If (i) the market interest rate used had been 2% lower or higher at the respective balance sheet date; or (ii) the implied volatility used had been 10% higher or lower at the respective balance sheet date, then the value of the Kutcho Convertible Note receivable would have increased or decreased by approximately $1 million.

Minto Derivative Liability

In October 2017, in order to incentivize Capstone to extend the Minto mine life, the Company agreed to amend the Minto precious metal purchase agreement. The primary modification is to increase the production payment per ounce of gold delivered to Wheaton over the current fixed price in periods where the market price of copper is lower than $2.50 per pound. As this pricing mechanism meets the definition of a derivative, it is reflected at fair value for financial reporting purposes. At December 31, 2017, the Company estimated the fair value of this derivative liability to be $NIL as the long-term outlook for copper based on a consensus derived from a number of sources including analysts and other market observers exceeds $2.50 per pound over the duration of the anticipated remaining mine life.